UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39191 (Commission File Number)	84-4427672 (I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, the Board of Directors of Ovintiv Inc. (the “Company”) approved amendments to the Company’s Bylaws (the “Amended and Restated Bylaws”), which became effective immediately. The Amended and Restated Bylaws include revisions that, among other things: (i) update certain procedural mechanics in connection with notice delivered by a stockholder of a nomination or the proposal of business other than nominations; (ii) update certain provisions to reflect the latest amendments to the Delaware General Corporation Law by clarifying the adjournment procedures for virtual meetings of stockholders and conforming the requirements for the list of stockholders; (iii) update proxy provisions to require a stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white; (iv) amend the items that may be included in the rules and procedures adopted for the conduct of stockholder meetings; (v) clarify that a stockholder’s nomination or proposal of other business may be disregarded by the chairman of the meeting for failing to comply with applicable law or procedures; (vi) designate (a) the Court of Chancery of the State of Delaware (or, if Court of Chancery does not have jurisdiction, a federal district court for the District of Delaware or other state courts of the State of Delaware), to the fullest extent permitted by law, as the forum for certain actions, and (b) the federal district courts of the United States of America, to the fullest extent permitted by law, as the forum for any cause of action arising under the Securities Act of 1933, as amended; and (vii) make certain other administrative, modernizing, clarifying, and conforming changes.

The foregoing description of the amendments to the Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Amended and Restated Bylaws. The Amended and Restated Bylaws are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 3.1	Ovintiv Inc. Amended and Restated Bylaws, as amended December 13, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2022

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary